SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported):  June 21, 2002

BEAR STEARNS ASSET BACKED SECURITIES, INC.
(Exact name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-56242 (Commission File Number)	13-3836437 (IRS Employer Identification No.)

383 Madison Avenue, New York, New York 10179 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 272-4095

Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

This Current Report on Form 8-K is being filed for the purposes of filing an opinion of McKee Nelson LLP, special counsel to Irwin Home Equity Corporation, in connection with the offering of the Irwin Home Equity Loan Trust 2002-1, Home Equity Loan-Backed Notes, Series 2002-1.

Item 7.

Financial statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

Exhibit No.

8.1

Opinion of McKee Nelson LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STEARNS ASSET BACKED
SECURITIES, INC.

By:  /s/ Jonathan Lieberman
     Name:  Jonathan Lieberman
     Title:    Senior Managing Director

Date:  June 21, 2002